UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2017

GAMING AND LEISURE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	001-36124	46-2116489
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(IRS Employer Identification Number)

845 Berkshire Blvd., Suite 200
Wyomissing, PA 19610
(Address of principal executive offices)

610-401-2900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 15, 2017, the Company held its Annual Meeting of Shareholders (the "Annual Meeting"). A total of 208,536,963 shares of the Company's common stock were entitled to vote as of April 13, 2017, the record date for the Annual Meeting, of which 191,535,801 were present in person or by proxy at the Annual Meeting. The following is a summary of the final voting results for each matter presented to shareholders.

PROPOSAL 1. Election of directors to hold office until the 2018 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Joseph W. Marshall, III	177,743,158	1,277,045	12,515,598
James B. Perry	177,819,318	1,200,885	12,515,598
Earl C. Shanks	177,829,831	1,190,372	12,515,598
E. Scott Urdang	173,895,526	5,124,677	12,515,598

PROPOSAL 2. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the current fiscal year ending December 31, 2017.

For	Against	Abstentions	Broker Non-Votes
191,182,637	193,418	159,746	-

PROPOSAL 3. Approval of, on a non-binding advisory basis, the Company's executive compensation.

For	Against	Abstentions	Broker Non-Votes
131,837,093	46,990,276	192,825	12,515,607

PROPOSAL 4. Advisory vote on the frequency of future advisory votes to approve executive compensation.

Frequency	Votes Submitted
One Year	175,953,955
Two Years	167,107
Three Years	2,795,834
Abstentions	103,294
Broker Non-Votes	12,515,611

After considering the results of the vote, the Company has determined to hold such votes on an annual basis until the next advisory vote on the frequency of shareholder votes on executive compensation.

PROPOSAL 5. Consideration of a shareholder proposal regarding majority voting in uncontested director elections.

For	Against	Abstentions	Broker Non-Votes
154,163,908	24,601,026	255,257	12,515,610

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 19, 2017	GAMING AND LEISURE PROPERTIES, INC.

	By:	/s/ William J. Clifford
	Name:	William J. Clifford
	Title:	Chief Financial Officer

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